Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 1 dated February 3, 2016

To

Prospectus dated January 25, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated January 25, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in our common stock.

This supplement amends the indicated section of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled “Prospectus Summary — Recent Developments — East West Bank Credit Facility” is hereby amended by adding the following as the fourth through sixth paragraphs thereof on the top of page 20:

Effective January 30, 2016, or the Effective Date, we entered into the first amendment to the EWB Credit Facility with EWB.

Under the original EWB Credit Facility, the borrowing base was the lesser of (i) the average monthly net proceeds received by us from the sale of our equity securities during the trailing three month period ending on the last day of the immediately preceding calendar month; or (ii) 50% of collateral securing the EWB Credit Facility.

Under the first amendment, during the period commencing on the Effective Date through July 31, 2016, (i) the trailing equity component of the borrowing base was removed; (ii) the borrowing base was decreased to 40% of the collateral securing the EWB Credit Facility; and (iii) the required minimum fair market value of the collateral securing the EWB Credit Facility was increased from two to two and one-half times all outstanding advances under the EWB Credit Facility. Subsequent to July 31, 2016, these amended provisions will revert back to their original terms.